The following exhibit is the form of Indemnification Agreement entered into with Tim L. Hansen, Ray P. Brown and Dr. Chelton Feeny as Indemnitees.

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

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into effective as of January 19, 2001, by and between AMERICAN FINANCIAL HOLDING, INC., a Delaware corporation (the "Corporation"), and _____________________ ("Indemnitee").

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

         1. Indemnity of Director or Officer. The Corporation shall indemnify Indemnitee and hold him harmless against any and all expenses incurred by reason of the fact that Indemnitee is or was a director, officer, agent, or advisor of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise to the fullest extent permitted by the Delaware General Corporation Law.

         2. Advances of Expenses. Expenses (other than judgments, penalties, fines, and settlements) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the proceeding, within ten days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's unsecured undertaking to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

         3. Undertaking by Indemnitee. Indemnitee hereby undertakes to repay to the Corporation any advances of expenses pursuant to this Agreement to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

         4. Indemnification Hereunder Not Exclusive. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles, Bylaws, Statute, any policy or policies of directors' and officers' liability insurance, any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to him under this Agreement in an amount equal to any payments received pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

         5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, agent, or advisor of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible proceeding.

         6. Enforcement.

                  (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the

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

         Corporation hereby in order to induce Indemnitee to serve as a director or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director or officer.

                  (b) In the event Indemnitee is required to bring any action or other proceeding to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's expenses in bringing and pursuing such action.

         7. Governing Law; Binding Effect; Amendment and Termination.

                  (a) This Agreement shall be interpreted and enforced in accordance with the laws of the state of Delaware.

                  (b) This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives, and assigns, and to the benefit of the Corporation, its successors and assigns.

                  (c) No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

         8. Severability. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable,

                  (a) the validity, legality, and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby; and

                  (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

         9. Notice. All notices, demands, requests, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been given on the date of service if personally served or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or on the following day if delivered by overnight courier service, or on the fifth day after mailing if mailed by certified mail, return receipt requested, addressed as follows

         If to the Corporation, to:         American Financial Holding, Inc.
                                            914 Rio Virgin Drive
                                            St. George, Utah  84790
                                            Telephone:  (435) 674-1181
                                            Facsimile:  (435) 674-1183
                                            Electronic Mail: k-g-s@infowest.com

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

         If to the Indemnitee, to:


                                            Telephone:
                                            Facsimile:
                                            Electronic Mail:

or such other addresses and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, five business days after the date so mailed, or one day after the date so sent by overnight delivery.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                       Corporation:
                                       AMERICAN FINANCIAL HOLDING, INC.


                                       By:
                                           -------------------------------
                                            Kenton L. Stanger, President

                                       Indemnitee:



                                       --------------------------------

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


The following exhibit is the form of Indemnification Agreement entered into with Kenton L. Stanger and Raymond L. Punta as Indemnitees.

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into effective as of January 19, 2001, by and between AMERICAN FINANCIAL HOLDING, INC., a Delaware corporation (the "Corporation"), and __________________ ("Indemnitee").

                                    Agreement

         NOW, THEREFORE, in consideration of the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

         1. Indemnity of Director or Officer. The Corporation shall indemnify Indemnitee and hold him harmless against any and all expenses incurred by reason of the fact that Indemnitee is or was a director, officer, agent, or advisor of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise, to the fullest extent permitted by the Delaware General Corporation Law, save and except any and all loss, cost, damage, or expense in connection with that certain lawsuit in the Third District Court in Salt Lake County, Utah, styled Bridge v. American Financial Holding, Inc., Triad Financial Systems, Inc., Raymond L. Punta, and Kenton L. Stanger (Civil No. 990912544).

         2. Advances of Expenses. Expenses (other than judgments, penalties, fines, and settlements) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the proceeding, within ten days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's unsecured undertaking to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

         3. Undertaking by Indemnitee. Indemnitee hereby undertakes to repay to the Corporation any advances of expenses pursuant to this Agreement to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

         4. Indemnification Hereunder Not Exclusive. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the articles of incorporation, bylaws, statutes, any policy or policies of directors' and officers' liability insurance, any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to him under this Agreement in an amount equal to any payments received pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

         5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, agent, or advisor of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible proceeding.

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

         6. Enforcement.

                  (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director or officer.

                  (b) In the event Indemnitee is required to bring any action or other proceeding to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's expenses in bringing and pursuing such action.

         7. Governing Law; Binding Effect; Amendment and Termination.

                  (a) This Agreement shall be interpreted and enforced in accordance with the laws of the state of Delaware.

                  (b) This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives, and assigns, and to the benefit of the Corporation, its successors and assigns.

                  (c) No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

         8. Severability. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable,

                  (a) the validity, legality, and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby; and

                  (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

         9. Notice. All notices, demands, requests, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been given on the date of service if personally served or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or on the following day if delivered by overnight courier service, or on the fifth day after mailing if mailed by certified mail, return receipt requested, addressed as follows

         If to the Corporation, to:       American Financial Holding, Inc.
                                          914 Rio Virgin Drive
                                          St. George, Utah  84790
                                          Telephone:  (435) 674-1181
                                          Facsimile:  (435) 674-1183
                                          Electronic Mail: k-g-s@infowest.com

         If to the Indemnitee, to:


                                          Telephone:
                                          Facsimile:
                                          Electronic Mail:

or such other addresses and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, five business days after the date so mailed, or one day after the date so sent by overnight delivery.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                           Corporation:
                                           AMERICAN FINANCIAL HOLDING, INC.


                                           By:
                                               --------------------------------
                                               Kenton L. Stanger, President

                                           Indemnitee:



                                           -------------------------


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